Exhibit 99.1

MEREDITH CORPORATION TO SELL LOCAL MEDIA GROUP FOR $2.7 BILLION, FOCUS EXCLUSIVELY ON LEADING PORTFOLIO OF NATIONAL BRANDS

10x Multiple Reflects Highly Competitive Process and High-Quality Broadcast Portfolio

Materially Reduces Debt & Enhances Capital Flexibility, Accelerating Opportunities to Drive Growth

Strategic Transformation Unlocks Value as Shareholders to Receive ~$14.50 Per Share in Cash & One-for-One Equity Exchange in Meredith

DES MOINES, IA (May 3, 2021) – Meredith Corporation (NYSE: MDP) today announced that it has agreed to sell its Local Media Group (“LMG”) to Gray Television, Inc. (NYSE: GTN) for $2.7 billion in cash and will focus exclusively on its National Media Group (“NMG”) portfolio post-close. Under the terms of the transaction, Meredith’s National Media Group will be spun out to shareholders as a standalone publicly traded company retaining the Meredith Corporation name, with shareholders receiving cash consideration per share of approximately $14.50 and 1-for-1 equity share in post-close Meredith. The transaction was unanimously approved by Meredith’s and Gray’s Board of Directors.

Following the LMG sale, Meredith will focus on accelerating the growth of its iconic brands including PEOPLE, Better Homes & Gardens, and Allrecipes, which deliver trusted, actionable content for every aspect of consumers’ lives. The more focused company will continue producing and delivering content for 95% of U.S. women, many of whom are primary decision makers for the household.

“We expect the transaction to unlock meaningful shareholder value as it advances all of the company’s financial priorities: reducing net debt, improving financial flexibility, allocating capital to fast-growing digital and consumer opportunities, and providing returns to shareholders,” said Meredith Chairman and Chief Executive Officer Tom Harty. “As a more focused company with an enhanced balance sheet and cash-generating media assets, we will further advance our position as a media leader with trusted brands, a digital business of scale, and unparalleled reach to women.

“Meredith is on the leading edge of trends, products, life-enhancing information, and human-interest stories that consumers demand now more than ever. This transaction will allow us to sharpen our focus on the potential of our brands and assets,” Harty said. “We will invest to accelerate our digital growth and leverage our industry-leading first party data to deepen engagement with consumers across multiple platforms and provide advertising partners with greater value.”

Strategic rationale for the transaction

•

Monetizes LMG at a premium price and an attractive point in the cycle – A 10x multiple (average of LMG’s Fiscal 2020/2021 Adjusted EBITDA) reflects a highly competitive process and Meredith Corporation’s high-quality broadcast portfolio;

•	Structure provides tax-efficient path to split businesses – Allows the full proceeds to extinguish all existing Meredith Corporation debt;

•

Significantly improves financial strength – Meredith expects to be levered at approximately 2x Adjusted EBITDA, with committed financing from RBC Capital Markets and Barclays. The structure enhances financial flexibility and enables capital returns to shareholders;

•	Creates shareholder value through strategic transformation – Existing shareholders to receive one-time cash consideration plus one-for-one equity in Meredith;

•

Sharpens strategic focus on growth opportunities – Fully establishes Meredith as a multi-platform, consumer-focused, lifestyle media company with increased capacity to make strategic investments in Meredith’s leading consumer and digital platforms.

Meredith’s leadership and opportunity going forward

Meredith reaches more adult women than any media company in America, with brands that serve more than 120 million (or nearly 95%) of American adult women, including 90% of Millennial women. Additionally, Meredith’s brands reach nearly 65 million (or nearly 55%) of American adult men.

The demand for high quality, exciting, and informative content around Meredith’s core expertise including celebrity and entertainment news, house and home, food, style, health, fitness, and parenting has accelerated dramatically during the pandemic, and fundamental shifts in consumer behavior suggest these trends will continue.

Meredith’s digital business is already large, profitable, and growing with digital advertising contributing over half of Meredith’s total expected advertising revenues. Digital advertising revenues in Meredith’s fiscal 2021 third quarter were up 21% and have now surpassed magazine advertising revenue for two consecutive quarters. Meredith’s licensing and performance marketing revenues, which anchor its digital consumer activities, are additional key growth drivers.

“We address the fundamental passions and concerns that women and families face every day, creating sought-after content that millions of Americans across generations have grown to know, love, and trust,” said Mell Meredith Frazier, vice chair of Meredith Corporation’s Board of Directors. “We understand the trends and products that consumers crave better than any other media company, and we are incredibly proud and committed to keeping Meredith a thriving enterprise as dynamic as the lives our consumers lead.”

Transaction details

The transaction is structured as a spin-off of Meredith Corporation’s NMG into a standalone publicly traded company, and the simultaneous sale of Meredith Corporation, which will contain only LMG assets post-close, for $2.7 billion in cash. The post-close NMG will retain the Meredith Corporation name.

Following the transaction, Meredith is expected to:

•	Organize under two reporting segments, Digital and Magazine;

•	Maintain existing Meredith Corporation dual-class stock structure and remain headquartered in Des Moines, Iowa;

•	Be led by Meredith Corporation’s existing senior executive team with Tom Harty as Chairman and Chief Executive Officer; and

•	Continue trading on the New York Stock Exchange under the ticker MDP.

The transaction is subject to Meredith Corporation shareholder approval and customary closing conditions and regulatory approvals, including approval by the Federal Communications Commission and clearance under the Hart-Scott-Rodino Antitrust Improvements Act. The transaction is expected to close in the fourth quarter of calendar 2021.

Harty concluded, “We believe the scale made possible by the combination of the Local Media Group with Gray Television represents a great strategic fit, and we are incredibly grateful to our colleagues for their years of dedicated service and industry-leading work. Our broadcast stations have been an important piece of Meredith’s history for nearly 75 years and have become integral to the communities they serve, providing outstanding coverage, local insight, and strong advertiser partnerships.”

Advisors to Meredith

Moelis & Company acted as financial advisor and Cooley LLP acted as legal advisor. Additionally, BDT & Company served as financial co-advisor and Lazard served as a strategic advisor.

Conference call, presentation slides, and webcast

Meredith will hold a conference call with investors to discuss this announcement on May 3 at 8:30 a.m. CT. A live webcast will be accessible through ir.meredith.com. Allow at least 10 minutes to access Meredith’s investor relations website before the webcast begins.

To listen by telephone, dial appropriately:

•	From the United States: (844) 540-1121

•	Internationally: (647) 253-8645

•	Conference ID is 5295339

Meredith will post an investor presentation to accompany today’s call on ir.meredith.com at approximately 8 a.m. CT. A telephone replay of the call will be available until May 17, by dialing domestic toll-free (800) 585-8367, or internationally (416) 621-4642. The access code is 5295339.

RATIONALE FOR USE AND ACCESS TO NON-GAAP RESULTS

Management uses and presents GAAP and non-GAAP results to evaluate and communicate its performance. Non-GAAP measures should not be construed as alternatives to GAAP measures. Free cash flow, earnings from continuing operations before special items, operating profit before special items, adjusted EBITDA, adjusted EBITDA margin, and comparable results are common supplemental measures of performance used by investors and financial analysts.

Management believes that free cash flow, earnings from continuing operations before special items, operating profit before special items, adjusted EBITDA, adjusted EBITDA margin, and comparable results provide additional analytical tools. Free cash flow is defined as net cash provided by operating activities less capital expenditures. This metric has been included as a measure of the Company’s liquidity and ability to fund its operations. Earnings from continuing operations before special items and operating profit before special items remove the impact of special items on earnings from continuing operations and operating profit. Adjusted EBITDA is defined as earnings from continuing operations before interest expense, income taxes, depreciation, amortization, and special items. These special items have been removed as they have been deemed to be non-operational in nature. Comparable results remove the impact of portfolio changes in our magazine business to facilitate year-over-year comparisons. Management does not use adjusted EBITDA as a measure of liquidity or funds available for management’s discretionary use because it excludes certain contractual and nondiscretionary expenditures.

Results before special items are supplemental non-GAAP financial measures. While these adjusted results are not a substitute for reported results under GAAP, management believes this information is useful as an aid to further understand Meredith’s current performance, performance trends, and financial condition.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this release that are forward-looking include, but are not limited to, statements related to the proposed merger, the spin-off and Meredith’s future financial strength, including its leverage ratio, following the spin-off, the timing of the transaction and the growth of the Company following the transactions. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believes, estimates, plans, continues, guidance, or outlook, or variations of these words or similar expressions.

Actual results may differ materially from those currently anticipated. Factors that could cause actual results to differ materially from those projected in the forward-looking statements include the following: market conditions; the impact of the COVID-19 pandemic; the parties’ ability to consummate the proposed merger and spin-off; the conditions to the completion of the transactions, including the receipt of approval of Meredith’s stockholders; the regulatory approvals required for the proposed merger not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transactions; potential inability to retain key employees; Meredith’s ability to operate NMG successfully as a standalone business; the ability to obtain financing on the expected terms; changes in interest rates; the consequences of acquisitions and/or dispositions; and Meredith’s ability to comply with the terms of its debt financing; and market conditions. Additional information concerning these and other risk factors can be found in Meredith’s and Gray’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Such risk factors may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. Meredith, SpinCo (defined below) and Gray assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

About Meredith Corporation

Meredith Corporation (NYSE: MDP), a leading media company for nearly 120 years, produces service journalism that engages audiences with essential, inspiring, and trusted content. Meredith reaches consumers where they are across multiple platforms including digital, video, magazine, and broadcast television. Meredith’s National Media Group reaches nearly 95 percent of all U.S. women and more than 190 million unduplicated American consumers every month through such iconic brands as PEOPLE, Better Homes & Gardens, Allrecipes, Southern Living, and REAL SIMPLE. Meredith’s premium digital network reaches more than 150 million consumers each month. The Company is the No. 1 U.S. magazine operator with 36 million subscribers and the No. 2 global licensor with robust brand licensing activities that include a Better Homes & Gardens partnership with Walmart. Meredith’s Local Media Group portfolio includes 17 television stations reaching 11 percent of U.S. households and 30 million viewers. Meredith’s portfolio is concentrated in large, fast-growing markets, with seven stations in the nation’s Top 25 markets, including Atlanta, Phoenix, St. Louis, and Portland, and 13 stations in the Top 50.

Additional information and where to find it

This communication is not a solicitation of a proxy from any shareholder of the Company. In connection with the proposed merger and spin-off, the Company intends to file relevant materials with the SEC, including a proxy statement. In addition, the new public company to be spun-off and which will retain the name Meredith Corporation (“SpinCo”) intends to file a registration statement on Form 10 with respect to its common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO, GRAY, THE MERGER AND THE SPIN-OFF. The proxy statement and Form 10, and other relevant materials (when they become available), and any other documents filed by the Company, SpinCo and Gray with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company’s Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company’s Shareholder/Financial Analyst contact, Mike Lovell, Executive Director of Corporate Communications, at 515-284-3622.

Participants in the solicitation

The Company and Gray and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed merger and spin-off. Information about Gray’s directors and executive officers is available in Parent’s definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated September 25, 2020, for its 2020 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and Form 10 registration statement regarding the proposed merger and spin-off that the Company, SpinCo and Gray will file with the SEC when it becomes available.

— # # # —

Shareholder/financial analyst contact:	Media contact:
Mike Lovell	Erica Jensen
Corporate Communications Executive Director	Chief Communications Officer
Phone: (515) 284-3622	Phone: (515) 284-3404
E-mail: Mike.Lovell@meredith.com	E-mail: Erica.Jensen@meredith.com